Exhibit 1(a)


                               CITICORP CAPITAL I

                               __________________


              __% ________________ Preferred Securities [(" ")(sm)]
               (Liquidation Amount of $25 Per Preferred Security)

                             Underwriting Agreement
                             ______________________

                                                              New York, New York
                                                              ___________, 1996


[NAME OF REPRESENTATIVE[S]]
[ADDRESS[ES]]

As Representative[s] of the
  several Underwriters named in
  Schedule I hereto


Dear Sirs:

                  Citicorp Capital I (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. ss.ss. 3801 et seq.), and Citicorp, a Delaware corporation (together with the Trust, the "Offerors"), confirm their agreement (this "Agreement") with [NAME OF REPRESENTATIVE[S]] and each of the other Underwriters named in Schedule I hereto (collectively, the "Underwriters"), for whom [NAME OF REPRESENTATIVE[S]] [is] [are] acting as representative[s] (in such capacity, the "Representative[s]"), with respect to the issuance and sale by the Trust and the purchase by the
Underwriters,  acting  severally  and not jointly,  of an aggregate of __ shares
(the "Firm Shares") and, at the election of the Underwriters, up to __ additional shares (the "Optional Shares"), of __% ___________ Preferred
Securities (liquidation amount of $25 per preferred security) representing preferred undivided beneficial interests in the Trust (the Firm Shares and the Optional Shares, if any, which the Underwriters elect to purchase pursuant to
Section 2 hereof being referred to collectively as the "Preferred Securities"). The Preferred Securities will be guaranteed by Citicorp, to the extent set forth in the Prospectus (as defined herein), with respect to distributions and payments upon liquidation, redemption and otherwise (the "Preferred Securities Guarantee") pursuant to the Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement"), dated as of _______, 1996, between Citicorp and [Wilmington Trust Company], as trustee

(the "Guarantee Trustee"), and will be entitled to the benefits of the Indenture (as defined herein) and certain backup undertakings described in the Prospectus (as defined herein) with respect to Citicorp's agreement pursuant to the Declaration (as defined herein) and the Indenture (the "Undertakings") to pay all costs, expenses, debts and obligations of the Trust (other than payment obligations with respect to the Preferred Securities). The Preferred Securities and the related Preferred Securities Guarantee are referred to herein as the "Securities".

                  Prior to the purchase and public offering of the Preferred Securities by the several Underwriters, the Offerors and the Representative[s], acting on behalf of the several Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Offerors and the Representative[s] and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Preferred Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement, and references to the date of this Agreement shall be deemed to refer to the date of the Pricing Agreement.

                  The Offerors understand that the Underwriters propose to make a public offering of the Preferred Securities as soon as the Representative[s] deem[s] advisable after the Pricing Agreement has been executed and delivered and the Declaration, the Indenture and the Preferred Securities Guarantee Agreement have been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The entire proceeds to the Trust from the sale of the Securities will be combined with the entire proceeds from the sale by the Trust to Citicorp of its common securities (the "Common Securities"), and will be used by the Trust to purchase the __% subordinated debt securities of Citicorp (the "Subordinated Debt Securities") to be issued under the Indenture. The Preferred Securities and the Common Securities will be issued pursuant to the amended and restated declaration of trust of the Trust, dated as of ____________, 1996 (the "Declaration") among Citicorp, as sponsor, ____________ and ____________ (the "Regular Trustees") and [Wilmington Trust Company], a Delaware banking corporation, as property trustee (the "Property Trustee and, together with the Regular Trustees, the "Trustees"), and the holders from time to time of undivided beneficial interests in the Trust. The



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






Subordinated Debt Securities will be issued pursuant to the Indenture, dated as of _____________, 1996 (the "Base Indenture"), between
Citicorp and [Wilmington Trust Company], as Trustee (the "Debt Trustee"), and a supplement to the Base Indenture, in the form filed as an exhibit to the Registration Statement, dated as of the First Closing Date (as defined herein), between Citicorp and the Debt Trustee (the "Supplemental Indenture", and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture").

                  1. Representations and Warranties. The Offerors jointly and severally represent and warrant to, and agree with, each Underwriter as of the date hereof and as of the date of the Pricing Agreement that:

                  (a) A registration statement (the "registration statement") on Form S-3 (File No. 333-14917) relating to the Preferred Securities, the Preferred Securities Guarantee and the Subordinated Debt Securities (collectively, the "Registered Securities"), including a prospectus which, as supplemented, shall be used in connection with the sale of the Preferred Securities, has been filed with the Securities and Exchange Commission (the "Commission") and has become effective under the Securities Act of 1933, as amended (the "Act"). The registration statement, as amended to the date hereof, is hereinafter referred to as the "Registration Statement"; such prospectus (which shall be in the form in which it has been most recently filed, or transmitted for filing, with the Commission on or before the Representation Date, as the same is proposed to be added to or changed), as supplemented by a prospectus supplement relating to the Registered Securities, filed or transmitted for filing with the Commission pursuant to Rule 424 under the Act and used in connection with the sale of the Preferred Securities, is hereinafter referred to as the "Prospectus"; and such prospectus supplement is hereinafter referred to as the "Prospectus Supplement". Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date hereof, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange


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

         Act deemed to be incorporated therein by reference after the date hereof.

                  (b) The Registration Statement, at the time it became effective, and the Prospectus contained therein, and any amendments thereof or supplements thereto filed on or prior to the date of this Agreement, as of their respective effective or issue dates, conformed in all material respects to the requirements of the Act, the Trust Indenture Act and the respective rules and regulations of the Commission thereunder; the Registration Statement and the Prospectus, as of the date of the Prospectus Supplement, and any amendments thereof and supplements thereto, as of their respective effective or issue dates, will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the respective rules and regulations of the Commission thereunder, and no such document, as of such respective dates and, in the case of the Prospectus and any amendments thereof or supplements thereto, as of each Closing Date (as hereinafter defined), included or will include any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, provided that neither Citicorp nor the Trust makes any representations or warranties as to (i) the Statements of Eligibility (Forms T-1) under the Trust Indenture Act of the Debt Trustee, the Property Trustee or the Guarantee Trustee or (ii) the information contained in or omitted from the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with the information, described in the last sentence of Section 7(b), furnished in writing to Citicorp or the Trust by or on behalf of any Underwriter through the Representative[s] specifically for use in connection with the preparation of the Prospectus or any supplement thereto.

                  (c) Each of the Offerors meets, and at the respective time of commencement and consummation of the offering of the Securities will meet, the registrant requirements for use of Form S-3 under the Act and the rules and regulations thereunder.

                  (d) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this

         Agreement, the Pricing Agreement, the Preferred Securities, the Common Securities and the Declaration; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and the Trust is and will be treated as a consolidated subsidiary of Citicorp pursuant to generally accepted accounting principles.

                  (e) Each of the Regular Trustees of the Trust is an employee of Citicorp and has been duly authorized by Citicorp to execute and deliver the Declaration; the Declaration has been duly authorized by Citicorp and, at the First Closing Date, will have been duly executed and delivered by Citicorp and the Regular Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee, the Declaration will be a valid and binding obligation of Citicorp and the Regular Trustees, enforceable against Citicorp and the Regular Trustees in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights generally and by general principals of equity; and, at the First Closing Date, the Declaration will have been duly qualified under the Trust Indenture Act.

                  (f) Neither Offeror is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

                  2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, (a) the Trust agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at the purchase price per security set forth in the Pricing Agreement, the respective number of Firm Shares set forth opposite such Underwriter's name in Schedule I hereto plus any additional number of Preferred Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Trust agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at the purchase price per security set forth in the Pricing
Agreement, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by the


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

Representative[s] so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of the Optional Shares which all of the Underwriters are entitled to purchase hereunder.

                  Citicorp hereby grants to the Underwriters the right to purchase at their election up to __ Optional Shares, at the price per security set forth in the Pricing Agreement, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representative[s] to Citicorp, given within a period of 30 calendar days after the date of the Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representative[s] but in no event earlier than the First Closing Date (as hereinafter defined) or, unless the Representative[s] and Citicorp otherwise agree in writing, earlier than two or later than ten business days after the date of such notice. As used herein, the term "business day" shall mean any day on which the Commission's office in Washington, D.C. is open for business.

                  The purchase price per security to be paid by the several Underwriters for the Preferred Securities shall be an amount equal to the initial public offering price. The initial public offering price per Preferred Security shall be a fixed price to be determined by agreement between the Representative[s] and the Offerors. The initial public offering price and the purchase price per security, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Offerors and the Representative[s]. As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Preferred Securities will be used to purchase the Subordinated Debt Securities of Citicorp, Citicorp hereby agrees to pay at each Closing Date (as defined below) to the Representative[s], for the accounts of the several Underwriters, the compensation per Preferred Security set forth in the Pricing Agreement.



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

                  3. Delivery and Payment. Delivery of and payment of the purchase price for the Preferred Securities shall be made at the offices of Citibank, N.A., 425 Park Avenue, New York, New York, or at such other place as shall be agreed upon by the Representative[s], the Trust and Citicorp, at 10:00 A.M. New York time on the third business day (unless postponed in accordance with the provisions of Section 9) after execution of the
Pricing Agreement, or such other time not later than ten business days after such date as shall be agreed upon by the Representative[s], the Trust and Citicorp. Delivery of and payment for the Optional Shares shall be made at such offices, on such date and at the time specified by the Representative[s] in the written notice (if any) given by them to the Trust of the Underwriters' election to purchase such Optional Shares, which date and time of delivery and payment may be postponed by agreement between the Representative[s] and Citicorp. The date and time of delivery of and payment for the Firm Shares is hereinafter called the "First Closing Date"; such date and time of delivery for the Optional Shares, if other than the First Closing Date, is hereinafter called the "Second Closing Date," and each of the First Closing Date and the Second Closing Date is herein called a "Closing Date". Payment shall be made to the Trust by [certified or official bank check or checks drawn in New York Clearing House funds or similar next day funds payable to the order of the Trust] to an account designated by the Trust, against delivery to the Representative[s] for the respective accounts of the Underwriters of certificates for the Preferred Securities to be purchased by them. Certificates for the Preferred Securities shall be in such denominations and registered in such names as the Representative[s] may request in writing at least two business days in advance of the applicable Closing Date. It is understood that each Underwriter has authorized the Representative[s], for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Preferred Securities which it has agreed to purchase.

                  The certificates for the Preferred Securities will be made available for examination and packaging in New York, New York, no later than 10:00 A.M. on the last business day prior to the applicable Closing Date.

                  On each Closing Date, Citicorp will pay, or cause to be paid, the compensation payable at such time to the Underwriters under Section 2 hereof by certified or official bank check or checks payable to [NAME OF LEAD REPRESENTATIVE] in New York Clearing House funds or other similar next day funds.


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




                  4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale as set forth in the Prospectus.

                  5. Agreements. Each of the Offerors jointly and severally agrees with the several Underwriters that:

                  (a) The Offerors will cause the Prospectus to be filed, or transmitted for filing, pursuant to Rule 424 under the Act and will promptly advise the Underwriters when the Prospectus has been so filed or transmitted for filing, and prior to the termination of the offering of the Securities to which such Prospectus relates also will promptly advise the Underwriters (i) when any amendment to the Registration Statement has become effective or any further supplement to the Prospectus has been so filed or transmitted for filing, (ii) of any request by the Commission for any amendment of the Registration Statement or any supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, and (iv) of the receipt by Citicorp or the Trust of any notification with respect to the suspension of the qualification of the Securities or the Subordinated Debt Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Offerors will use best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. The Offerors will not file or transmit for filing any amendment to the Registration Statement or supplement to the Prospectus unless they have furnished the Underwriters a copy for their review prior to filing or transmission for filing. Subject to the foregoing, the Offerors will promptly prepare a Prospectus Supplement to reflect the terms of the Securities and the Subordinated Debt Securities and the terms of the offering. The Offerors will file or transmit for filing the Prospectus Supplement pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any

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




         untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to supplement the Prospectus to comply with the Act or the respective rules and regulations of the Commission thereunder, the Offerors will notify the Underwriters and promptly will prepare and file or transmit for filing with the Commission, subject to paragraph
         (a) of this Section 5, a supplement which will correct such statement or omission or effect such compliance.

                  (c) Citicorp will make generally available to its security holders and to the Underwriters as soon as practicable, but not later than 45 days after the close of the period covered thereby, an earnings statement (which need not be audited) of Citicorp and its subsidiaries, covering a 12-month period beginning not later than the first day of Citicorp's fiscal quarter next following the "effective date" (as defined in Rule 158(c) under the Act) of the Registration Statement, which will satisfy the provisions of Section 11(a) of the Act.

                  (d) The Offerors will furnish to each of the Underwriters as many copies of the Prospectus, each related preliminary prospectus supplement and all amendments of and supplements to such documents as may be reasonably requested.

                  (e) The  Offerors  will use best efforts to effect the listing of the Preferred Securities (including the Preferred Securities Guarantee with respect thereto) on the New York Stock Exchange; if Subordinated Debt Securities are at any time distributed to holders of Preferred Securities, the Offerors will use best efforts to effect the listing of the Subordinated Debt Securities on the exchange on which the Preferred Securities were then listed.

                  (f) During a period of 30 days from the date of the Pricing Agreement, neither the Trust nor Citicorp will, without the prior written consent of the Representative[s], directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Preferred Securities, any security convertible into or exchangeable into or exercisable for Preferred Securities or the Subordinated Debt Securities or any debt securities substantially similar to the Subordinated Debt Securities or equity securities substantially similar to the Preferred Securities (except for the Subordinated Debt Securities and the Preferred Securities issued pursuant to this Agreement and the Pricing Agreement).

                  (g) Citicorp will pay all expenses incident to the performance of its and the Trust's obligations under this Agreement, and will pay
         (i) the expenses of printing all  documents  relating to the  offering,
         (ii) any filing fee incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities and the Subordinated Debt Securities, (iii) any fees charged for rating the Preferred Securities and the Subordinated Debt Securities, (iv) all expenses incident to the preparation, issuance and delivery of the certificates for the Preferred Securities and the Subordinated Debt Securities, (v) all filing fees and counsel fees and expenses related to the qualification of the Securities and the Subordinated Debt Securities under securities or Blue Sky laws in accordance with the provisions of Section 5(h), (vi) the fees and expenses of the Debt Trustee, including the fees and disbursements of counsel for the Debt Trustee in connection with the Indenture and the Subordinated Debt Securities, (vii) the fees and expenses of the Property Trustee and the Guarantee Trustee, including the fees and disbursements of counsel for the Property Trustee in connection with the Declaration and the Certificate of Trust, (viii) the fees and expenses incurred in connection with the listing of the Preferred Securities (and the related Preferred Securities Guarantee) and, if applicable, the Subordinated Debt Securities on the New York Stock Exchange, (ix) the cost and charges of any transfer agent or registrar and (x) the cost of qualifying the Preferred Securities with The Depository Trust Company. It is understood, however, that except as provided in this Section and Section 7, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel.

                  (h) The Offerors will use best efforts to arrange for the qualification of the Securities and the Subordinated Debt Securities for sale under the laws of such jurisdictions as the Underwriters may designate, to maintain such qualifications in effect so long as required for the distribution of such securities and to arrange for the determination of the legality of the Preferred Securities (and the Preferred Security Guarantee in respect thereof) and Subordinated Debt Securities for purchase by institutional investors;

         provided that neither Offeror shall be required to qualify to do business in any jurisdiction where it is not now qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

                  6. Conditions to the Obligations of the Under writers. The obligations of the Underwriters to purchase the Preferred Securities on each Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Offerors contained herein as of the date of the Pricing Agreement and such Closing Date, to the accuracy of the statements of the Offerors made in any certificates pursuant to the provisions hereof, to the performance by each of the Offerors of its obligations hereunder and to the following additional conditions:

                  (a)  No  stop  order  suspending  the   effectiveness  of  the
         Registration Statement shall have been issued and no proceedings for that purpose shall have been insti tuted and be pending or have been threatened as of such Closing Date.

                  (b) The Offerors shall have furnished to the Underwriters a certificate or certificates, dated such Closing Date, of Citicorp, signed by a Principal Financial Officer of Citicorp or, in the absence of such officer, the Controller of Citicorp, and a certificate, dated such Closing Date, of the Trust, signed by a Regular Trustee of the Trust, to the effect that each signer of such certificate has carefully examined the Registration Statement, the Prospectus and this Agreement and that:

                                  (i) The  representations and warranties of the
                  Offerors in this Agreement are true and correct in all material respects on and as of such Closing Date with the same effect as if made on such Closing Date and the Offerors have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to such Closing Date;

                                 (ii) No stop order suspending the effectiveness
                  of the Registration Statement has been issued and no proceedings for that purpose have been instituted and are pending or, to the signer's knowledge, have been threatened as of such date;

                                (iii) The dollar amount of Preferred  Securities
                  registered under the Registration Statement is no less than $_____________. Prior to such Closing Date, no securities have been sold by the Trust other than the issuance of the Common Securities to Citicorp and, in the case of the Second Closing Date, the issuance of Preferred Securities pursuant to this Agreement; and

                                 (iv) Since the date of the most recent financial statements of Citicorp included in the Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Trust or Citicorp and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, nor any material change in the debt maturing more than one year after the date of issue of Citicorp and its subsidiaries consolidated, except as set forth in or contemplated by the Prospectus or as described in such certificate.

                  (c) The Offerors shall have furnished to the Underwriters the opinion, dated such Closing Date, of John J. Roche, Esq., Executive Vice President--Legal Affairs, or, in his absence, Michael A. Ross, Esq., Senior Vice President--Legal Affairs, of Citicorp, to the effect that, in the course of such counsel's review of the Registration Statement and the Prospectus and discussion of the same with certain officers of Citicorp and its auditors, no facts came to the attention of such counsel that caused such counsel to believe that any part of the Registration Statement, at the time such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Prospectus Supplement or such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in each part of the Registration Statement, at the time such part became effective, and in the Prospectus, as of the date of the Prospectus Supplement and such Closing Date, of statutes, legal and governmental proceedings and contracts and other documents were accurate and fairly presented the information required to be shown under the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder; and such counsel does not know of any legal or governmental proceedings required to be described in the Prospectus, as of the date of the Prospectus Supplement or such Closing Date, which were not described as required, nor of any contracts or documents of a character required to be described in any part of the Registration Statement, at the time such part became effective, or in the Prospectus, as of the date of the Prospectus Supplement or such Closing Date, or to be filed as exhibits to the registration statement, at the time it became effective, any amendment thereto, as of its effective date, or the Prospectus, as of the date of the Prospectus Supplement or such Closing Date, which were not described or filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained or incorporated by reference in or omitted from the registration statement, or any amendment thereto, or the Prospectus, or any supplement thereto.

                  (d) The Offerors shall have furnished to the Underwriters the opinion, dated such Closing Date, of Stephen E. Dietz, Esq., Associate General Counsel of Citibank, N.A., to the effect that:

                                  (i) Citicorp has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority under such laws to own its properties and conduct its business as described in the Prospectus or any supplement thereto;

                                 (ii)       Each of the Offerors meets the
                  registrant requirements for use of Form S-3 under the Act;

                                (iii) The Declaration has been duly  authorized,
                  executed and delivered by Citicorp and each of the regular Trustees, has been duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument of Citicorp and each of the Regular Trustees, enforceable against Citicorp and the Regular Trustees in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                                 (iv) The Preferred Securities Guarantee Agreement has been duly authorized, executed and delivered by Citicorp, has been duly qualified under the Trust Indenture Act and, assuming the due authorization, execution and delivery thereof by the Guarantee Trustee, constitutes a valid and legally binding instrument of Citicorp, enforceable against Citicorp in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Preferred Securities, when issued and delivered against payment therefor in accordance with this Agreement and the Pricing Agreement, will be entitled to the benefits of the Preferred Securities Guarantee Agreement.

                                  (v) The  Indenture  has been duly executed and
                  delivered by Citicorp, has been duly qualified under the Trust Indenture Act and, assuming the due authorization, execution, and delivery thereof by the Debt Trustee, constitutes a valid and legally binding obligation of Citicorp, enforceable against Citicorp in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                                 (vi) The terms of the Subordinated Debt Securities have been duly authorized and established in conformity with the Indenture; and the Subordinated Debt Securities have been duly authorized, executed and delivered by Citicorp and, assuming authentication by the Debt Trustee in the manner contemplated in its certificate delivered on such Closing Date, will constitute valid and legally binding obligations of Citicorp, enforceable against Citicorp in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and entitled to the benefits provided by the Indenture;

                                (vii)   The Subordinated Debt Securities are
                  subordinate and junior in right of payment to all "Senior Indebtedness" (as defined in the Indenture) of Citicorp;

                               (viii) Citicorp's obligations under the Preferred
                  Securities Guarantee are subordinate and junior in right of payment to all liabilities of Citicorp and are pari passu with the most senior preferred stock issued by Citicorp;

                                 (ix) No  authorization,  approval,  consent  or
                  order of any court or governmental authority or agency is required in connection with the issuance and sale of the Common Securities, the offering of the Preferred Securities, the Preferred Securities Guarantee or the Subordinated Debt Securities, or the distribution of the Subordinated Debt Securities upon the dissolution of the Trust in the circumstances described in the Prospectus Supplement except
                  (a) such as may be required under the Act or the rules and regulations thereunder or state securities laws, and (b) the qualification of the Declaration, the Preferred Securities
                  Guarantee Agreement and the Indenture under the Trust Indenture Act and the rules and regulations thereunder;

                                  (x)   Neither Citicorp nor the Trust is an
                  "investment company" within the meaning of the 1940 Act;

                                 (xi)  The  Registration  Statement  has  become
                  effective under the Act, and, to the best of the knowledge of such counsel after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act, and each part of the Registration Statement, at the time such part became effective, and the Prospectus, as of the date of the Prospectus Supplement, and each supplement thereto, as of their respective issue dates (except, in each case, for the financial statements or other financial data contained or incorporated by reference in or omitted from the registration statement, the Registration Statement or the Prospectus), appeared on their respective faces to be appropriately responsive in all material respects to the requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder applicable to such documents as of such respective dates, and the Declaration, the Indenture, the Preferred Securities Guarantee Agreement and the Statements of Eligibility on Forms T-1 with respect to each of the Property Trustee, the Debt Trustee and the Guarantee Trustee filed with the Commission as part of the Registration Statement complied as to form in all material respects with the requirements of the Trust Indenture Act and the regulations thereunder and, with respect to the opinion expressed in this paragraph (xi), such counsel has discussed the same with the Executive Vice President--Legal Affairs, of Citicorp;

                                (xii) The statements in the Prospectus under the
                  captions "Description of the Preferred Securities," "Description of the Preferred Securities Guarantees," "The Trusts," "Description of the Subordinated Debt Securities" and "Effect of Obligations under the Subordinated Debt Securities and the Preferred Securities Guarantees," and in the Prospectus Supplement under the captions "Citicorp Capital Trust," "Description of the Preferred Securities," "Description of the Guarantee," and "Description of the Subordinated Debt Securities," insofar as they constitute matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, have been reviewed by such counsel and fairly present the information disclosed therein in all material respects;

                               (xiii) The Subordinated Debt Securities, the Preferred Security Guarantee, the Indenture and the Preferred Security Guarantee Agreement conform in all material respects to all statements relating thereto contained in the Prospectus or any supplement thereto;

                                (xiv) As of such Closing Date, all of the issued
                  and outstanding Common Securities of the Trust are directly owned by Citicorp free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right; and no other person other than the holders of the Preferred Securities holds any interest in the Trust; and

                                 (xv) Each of this Agreement and the Pricing Agreement has been duly authorized, executed and delivered by Citicorp and the Trust.

                  (e) The Offerors shall have furnished to the Underwriters the opinion, dated such Closing Date, of Morris, Nichols, Arsht & Tunnell, special Delaware counsel to the Trust, to the effect that:

                                  (i) The  Trust has been  duly  created  and is
                  validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Trust as a business trust have been made; the Trust has all necessary power and authority to own property and to conduct its business as described in the Registration Statement and the Prospectus, or any amendment or supplement thereto, and to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Preferred Securities and the Common Securities; the Trust is duly qualified and in good standing as a foreign company in any other jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; and the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus and any supplement thereto;

                                 (ii) The Common Securities have been duly authorized for issuance and, when issued, delivered and paid for in accordance with the Declaration and as described in the Prospectus (including any supplement thereto), will be validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust, and the issuance of the Common Securities is not subject to preemptive or other similar rights;

                                (iii) The  Preferred  Securities  have been duly
                  authorized for issuance and, when issued, delivered and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the Preferred Securities have the rights set forth in the Declaration; the holders of the Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as is extended to stockholders of private corporations for profit; and the issuance of the Preferred Securities is not subject to preemptive or other similar rights;

                                 (iv) The Common Securities, the Preferred Securities and the Declaration conform in all material respects to all statements relating thereto contained in the Prospectus or any supplement thereto;

                                  (v) The  issuance  and  sale by the  Trust  of
                  Preferred Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement and the Pricing Agreement, the consummation by the Trust of the transactions contemplated hereby and compliance by the Trust with its obligations hereunder will not violate (a) any of the provisions of the Certificate of Trust of the Trust or the Declaration, or (b) any applicable Delaware law or administrative regulation;

                                 (vi) Assuming that the Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Property Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Preferred Securities and the Common Securities or the performance by the Trust of its obligations thereunder, provided, that in rendering the opinion expressed in this paragraph (vi), such counsel need express no opinion concerning the securities laws of the State of Delaware;

                                (vii) Assuming that the Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Property Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the Trust's securityholders (other than those holders of the Securities who reside or are domiciled in the

                  State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware; and

                               (viii)       Each of this Agreement and the
                  Pricing Agreement has been duly authorized, executed and delivered by the Trust.

                  (f) The Offerors shall have furnished to the  Underwriters the
         opinion,  dated such Closing Date, of [       ], counsel of [Wilmington
         Trust Company], as Property Trustee under the Declaration and Guarantee Trustee under the Preferred Securities Guarantee Agreement, to the effect that:

                                  (i) The Property Trustee is a Delaware banking
                  corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Declaration and the Preferred Securities Guarantee Agreement;

                                 (ii) The execution, delivery and performance by
                  the Property Trustee of the Declaration and the execution, delivery and performance by the Guarantee Trustee of the Preferred Securities Guarantee Agreement have been duly authorized by all necessary corporate action on the part of the Property Trustee and the Guarantee Trustee, respectively. The Declaration and the Preferred Securities Guarantee Agreement have been duly executed and delivered by the Property Trustee and the Guarantee Trustee, respectively, and constitute the legal, valid and binding obligations of the Property Trustee and the Guarantee Trustee, respectively, enforceable against the Property Trustee and the Guarantee Trustee, respectively, in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                                (iii)       The execution, delivery and
                  performance of the Declaration and the Preferred Securities Guarantee Agreement by the Property

                  Trustee and the Guarantee Trustee, respectively, does not conflict with or constitute a breach of the Articles of Organization or Bylaws of the Property Trustee and the Guarantee Trustee, respectively; and

                                 (iv) No consent,  approval or authorization of,
                  or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Property Trustee and the Guarantee Trustee of the Declaration and the Preferred Securities Guarantee Agreement, respectively.

                  (g) The Offerors shall have furnished to the Underwriters the opinion, dated such Closing Date, of ______________________, [special] tax counsel to Citicorp and the Trust, to the effect that:

                                  (i)  Under  current  law,  the  Trust  will be
                  classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; accordingly, for United States federal income tax purposes, each holder of Preferred Securities generally will be considered the owner of an undivided interest in the Subordinated Debt Securities, and each holder will be required to include in its gross income any original issue discount accrued with respect to its allocable share of the Subordinated Debt Securities;

                                 (ii) Although not entirely free from doubt, under current law the Subordinated Debt Securities will be classified for United States federal income tax purposes as indebtedness of Citicorp; and

                                (iii) The discussion set forth in the Prospectus
                  Supplement under the heading "UNITED STATES FEDERAL INCOME TAXATION" is a fair and accurate summary of the matters addressed therein, based upon current law and the assumptions stated or referred to therein.

                  Such opinion may be conditioned on, among other things, the initial and continuing accuracy of the facts, financial and other information, covenants and representations set forth in certificates of officers of Citicorp and the Trustees and other documents deemed necessary for such opinion.

                  (h) The Underwriters shall have received from Sullivan & Cromwell, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to such matters as the Underwriters may reasonably require.

                  (i) KPMG Peat Marwick LLP shall have furnished to the Underwriters letters, dated as of the date of the Prospectus Supplement and as of such Closing Date, in form and substance satisfactory to the Underwriters, confirming that they are independent certified public accountants within the meaning of the Act and the applicable published rules and regulations thereunder and stating in effect that:

                                  (i) In their  opinion  the  audited  financial
                  statements and financial statements schedules (if any) included or incorporated by reference in the Registration Statement and Prospectus, and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder; they have made a review in accordance with the standards established by the America Institute of Certified Public Accounts of Citicorp's interim financial statements as described in Statement on Auditing Standards No. 71, Interim Financial Information, for the period specified in such letter performed at the request of Citicorp;

                                 (ii) On the basis of a reading of the unaudited
                  financial   statements   included  or   incorporated   in  the
                  Registration Statement and the Prospectus, or used as the basis for the summary of consolidated earnings in the Prospectus and of the latest unaudited internal financial statements made available by Citicorp and its subsidiaries; the carrying out of certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders and board of directors and of the audit and executive committees of Citicorp and the stockholders and board of directors of

                  Citibank, N.A.; and inquiries of certain officials of Citicorp who have responsibility for financial and accounting matters of Citicorp and its subsidiaries as to transactions and events subsequent to the date of the most recent audited balance sheet of Citicorp and its subsidiaries consolidated, nothing came to their attention which caused them to believe that:

                                    (1)  the  unaudited   financial   statements
                           included in Citicorp's Reports on Form 8-K and quarterly reports on Form 10-Q incor porated by reference in the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements incorporated by reference in the Prospectus; or

                                    (2) the  amounts in the  unaudited  sum mary
                           financial information included in the Registration Statement and Prospectus were not determined on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and Prospectus; or

                                    (3)  at  the  date  of  the  most   recently
                           available unaudited internal financial statements there was any net increase or decrease in total capital stock of Citicorp and its subsidiaries consolidated or any decrease in common stockholders' equity of Citicorp and its subsidiaries consolidated as compared with the amounts shown in the most recent balance sheet of Citicorp and its subsidiaries consolidated incorporated by reference in the Prospectus; or for the period from the date of such balance sheet to the date of the most recently available unaudited internal financial statements there was any decrease, as compared with the corresponding period in the preceding year, in the total amounts of net interest revenue or income before taxes or in the total or per share amounts of net income before cumulative effect of accounting changes of Citicorp and its subsidiaries consolidated, except in all instances for changes or decreases that the Registration Statement and Prospectus disclose have occurred or may occur or as set forth in such letter; and

                           (iii) They have performed other specified  procedures
                  as a result of which they determined that certain specified information of an account ing, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of Citicorp) set forth in the Registration Statement or Prospectus (other than documents incorporated by reference therein) agrees with the accounting records of Citicorp and its subsidi aries, excluding any questions of legal interpretation.

                  (j) Subsequent to the date hereof, there shall not have occurred any change, or any development involving a prospective change, in or affecting the business or properties of the Trust or Citicorp or its subsidiaries which the Underwriters conclude, after consultation with Citicorp, in the judgment of the Underwriters materially impairs the investment quality of the Securities so as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Prospectus.

                  (k) The Offerors shall have furnished to the Underwriters and their counsel such further information, certificates and documents as they may reasonably request prior to such Closing Date.

                  (l) At such Closing Date, the Preferred Securities and the Subordinated Debt Securities shall be rated in one of the four highest rating categories for long term debt ("Investment Grade") by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) (a "Rating Agency"), and the Trust shall have delivered to the Underwriters a letter, dated such Closing Date, from such Rating Agency, or other evidence satisfactory to the Underwriters, confirming that the Preferred Securities and the Subordinated Debt Securities have Investment Grade ratings; and there shall not have occurred any decrease in the ratings of any of the debt securities of Citicorp or of the Preferred Securities by any Rating Agency and such organization shall not have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities of Citicorp or of the Preferred Securities.

                  (m) At such Closing Date, the Preferred Securities shall have been approved for listing on the New York Stock Exchange, subject to notice of issuance.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Underwriters and their counsel, this Agreement and the Pricing Agreement and all obligations of the Underwriters hereunder and thereunder may be cancelled by the Underwriters at, or at any time prior to, such Closing Date. Notice of such cancellation shall be given to Citicorp and the Trust in writing or by telephone or telegraph confirmed in writing.

                  7. Indemnification and Contribution. (a) The Offerors agree jointly and severally to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities
(or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement or in any amendment thereof filed prior to the date hereof, or in the Registration Statement or the Prospectus, or in any amendment thereof or supplement thereto, or in any related preliminary prospectus supple ment, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Offerors, and agrees to reimburse each such indemnified party for any reasonable legal or other expenses, as incurred by them, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Offerors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the written information, described in the last sentence of Section 7(b), furnished to the Offerors by or on behalf of any Underwriter through the Representative specifically for use in con nection with the preparation of the Prospectus or any supplement thereto or any related preliminary prospectus supplement and (ii) such indemnity with respect to any related preliminary prospectus supplement shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Preferred Securities which are the subject thereof if a copy of the Prospectus (or the Prospectus as amended or supplemented), excluding documents incorporated therein by reference, was not sent or given to such person at or prior to the confirmation of the sale of such Preferred Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such related preliminary prospectus supplement was corrected in the Prospectus (or the Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Offerors may otherwise have.

                  (b) Each Underwriter severally agrees to indem nify and hold harmless the Offerors, their directors and trustees, each of Citicorp's officers who signs the Registration Statement, and each person who controls the Offerors within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Offerors to each Underwriter, but only with reference to written information furnished to the Offerors by such Underwriter through the Representative[s] specifically for use in the preparation of the Prospectus or any supplement thereto or any related preliminary prospectus supplement. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Offerors each acknowledge that the information set forth in the [last paragraph] of the cover page of the Prospectus Supplement and any related preliminary prospectus supplement, the table listing the names of the Underwriters and the number of Preferred Securities to be purchased by each Underwriter and the information set forth in the second and third paragraphs under the heading "Underwriting" in the Prospectus Supplement and any related preliminary prospectus supplement, constitute the only information furnished in writing by or on behalf of the several Underwriters through the Representative[s] for inclusion in the Prospectus or any supplement thereto or any related preliminary prospectus supplement, and you, as the Underwriters, confirm that such information is correct.

                  (c) Promptly after receipt by an indemnified  party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemni fying party from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indem nified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indem nifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Underwriters, representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

                  (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 7 is due in accordance with its terms but is for any reason held by a court to be unavail able from the Offerors on grounds of policy or otherwise, the Offerors and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Offerors and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriters' compensation appearing on the cover page of the Prospectus Supplement bears to the public offering price appearing thereon and the Offerors are responsible for the balance; provided that (y) in no case shall any Underwriter (except as may be provided in any Agreement Among Underwriters) be responsible for any amount in excess of the aggregate underwriters' compensation payable with respect to the Preferred Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each person who controls an Offeror within the meaning of either the Act or the Exchange Act, each trustee of the Trust, each officer of Citicorp who shall have signed the Registration Statement and each director of Citicorp shall have the same rights to contribution as the Offerors, subject in each case to clauses (y) and (z) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph
(d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

                  (f) Citicorp agrees to indemnify the Trust against all loss, liability, claim, damage and expense whatsoever due from the Trust under this
Section 7.

                  8. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriters with respect to Preferred Securities to be delivered to the Underwriters on a Closing Date, by notice given to the Offerors prior to delivery of and payment for the Preferred Securities on such Closing Date, if prior to such time (i) trading in any securities of Citicorp or securities generally on the New York Stock Exchange shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, (iii) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Underwriters, impracticable to market the Preferred Securities or (iv) there shall have occurred any decrease in the ratings of any of the debt securities of Citicorp or of the Preferred Securities by any Rating Agency or such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities of Citicorp or of the Preferred Securities.

                  9. Substituted Underwriters. If, on the First Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Firm Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Firm

Shares to be purchased on the Closing Date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Underwriters may agree, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares that any Underwriter has agreed to purchase pursuant to Section 2 above be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Firm Shares without the written consent of such Underwriter. If, on the First Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to the Underwriters and Citicorp for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Offerors. In the event of any such default which does not result in a termination of this Agreement, either the Underwriters or the Offerors shall have the right to postpone the First Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of Citicorp or its officers, the Trust or its trustees and the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or Citicorp or the Trust or any of the trustees, officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Preferred Securities. The provisions of Sections 5(g) and 7 hereof shall survive the termination or cancellation of this Agreement.

                  11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, trustees and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

                  12. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                  13. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

                  14. Action by Underwriters. Any action under this Agreement taken by [NAME OF REPRESENTATIVE[S]] will be binding upon all the Underwriters.

                  If the foregoing is in accordance with your under standing of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between Citicorp and the Trust and the several Underwriters.

                                            Very truly yours,

                                           CITICORP



                                            By:_____________________
                                               Title: Vice President


                                            CITICORP CAPITAL I



                                             By:_____________________
                                                as Trustee


                                             By:______________________
                                                as Trustee


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


[NAME OF REPRESENTATIVE[S]]
[INSERT NAMES OF UNDERWRITERS]



By:  [NAME OF REPRESENTATIVE[S]]


By:_____________________________
   Name:
   Title:

                                   SCHEDULE I



                                                      Number of Preferred
     Underwriter                                  Securities to be Purchased
     ___________                                  __________________________


[NAME OF REPRESENTATIVE[S]]

[INSERT NAMES OF UNDERWRITERS]




     TOTAL

                                                                       Exhibit A









                    ___________________ Preferred Securities

                               CITICORP CAPITAL I

                           (a Delaware business trust)

                    __% ________________ Preferred Securities

                    (Liquidation Amount of $25 Per Security)

                                PRICING AGREEMENT

                                                                 ________, 1996

[NAME OF REPRESENTATIVE[S]]
[ADDRESS OF REPRESENTATIVE[S]]




Dear Sirs:

                  Reference is made to the Underwriting Agreement, dated _______, 1996 (the "Underwriting Agreement"), relating to the purchase by the several Underwriters named in Schedule I thereto, for whom
________________________ [is] [are] acting as representative[s] (the "Representative[s]"), of the above __% ________________ Preferred Securities (the "Preferred Securities"), of CITICORP CAPITAL I, a Delaware business trust (the "Trust").

                  Pursuant to Section 2 of the Underwriting Agreement, the Trust and Citicorp, a Delaware corporation, agree with each Underwriter as follows:

                  1. The initial public offering price per security for the Preferred Securities, determined as provided in said Section 2, shall be $_____.

                  2. The purchase price per security for the Preferred Securities to be paid by the several Underwriters shall be $_____, being an amount equal to the initial public offering price set forth above.

                  3. The compensation per Preferred Security to be paid by Citicorp to the several Underwriters in respect of their commitments hereunder shall be _________; provided, however, that the compensation per Preferred Security for sales of 10,000 or more Preferred Securities to a single purchaser shall be __________.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Trust and Citicorp in accordance with its terms.

                                                  Very truly yours,

                                                  CITICORP


                                                  By:______________________
                                                     Name:
                                                     Title:


                                                  CITICORP CAPITAL I


                                                  By:______________________
                                                     Name:
                                                     Title:  Trustee


                                                   By:______________________
                                                      Name:
                                                      Title:  Trustee

CONFIRMED AND ACCEPTED,
 as of the date first above written:

[NAME OF REPRESENTATIVE[S]]

For itself and as Representative[s] of the other
         Underwriters named in the Underwriting Agreement


By:____________________________
         Authorized Signatory